UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 23, 2004

HealthGate Data Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-28701	04-3220927
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts  01803

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 685-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HealthGate Data Corp.

Form 8-K

Item  8.01  Other Events

On August 24, 2004, HealthGate Data Corp. (the “Company”) issued a press release announcing that the Company had forged a worldwide distribution agreement with EBSCO Publishing.  Additionally HealthGate announced that EBSCO Publishing has acquired the assets of The Natural Pharmacist complementary and alternative medicine database.  A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthGate Data Corp.

Date: August 24, 2004	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

	By:	/s/ Veronica Zsolcsak
Veronica Zsolcsak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release dated August 24, 2004 announcing EBSCO Publishing’s acquisition of  HealthGate’s The Natural Pharmacist® and an exclusive distribution agreement to distribute HealthGate’s Consumer Health Library content to academic and public libraries